SUMMARY PROSPECTUS	March 29, 2026

Centre Global Infrastructure Fund

Advisor Class: DHIVX

Institutional Class: —*

Investor Class: DHINX

Before you invest, you may want to review the Prospectus for the Global Infrastructure Fund (as defined below), which contains more information about the Global Infrastructure Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Global Infrastructure Fund’s Prospectus, SAI, and other information about the Global Infrastructure Fund online at https://www.horizonmutualfunds.com/cgi-fund. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The investment objective of the Centre Global Infrastructure Fund (the “Global Infrastructure Fund” or the “Fund”) is to seek long-term growth of capital and current income.

Fees and Expenses of the Global Infrastructure Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Infrastructure Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.39%	1.14%	1.24%
Fee Waiver/ Reimbursement Recoupment(2)	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursements/Recoupment	1.30%	1.05%	1.15%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)

The Global Infrastructure Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), has contractually agreed to waive its fees and reimburse expenses of the Global Infrastructure Fund, at least until March 31, 2028, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 1.05% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example. This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Global Infrastructure Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Infrastructure Fund’s operating expenses remain the same (taking into account the contractual expense limitation). The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2028. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$132	$422	$743	$1,653
Institutional Class	$107	$344	$610	$1,370
Investor Class	$117	$375	$663	$1,484

Portfolio Turnover. The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Infrastructure Fund’s performance. During the fiscal period of October 1, 2025 to November 30, 2025, the portfolio turnover rate for the Global Infrastructure Fund was 8% of the average value of the portfolio.

Principal Investment Strategies of the Global Infrastructure Fund

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. and non-U.S. infrastructure-related companies across a broad range of industries, sectors, and market capitalizations. The Fund intends to invest globally, including in developed and emerging market countries, and expects its portfolio to include securities of issuers organized or located in multiple countries around the world. While the Fund may invest in companies across all regions, it anticipates that a significant portion of its assets will be allocated to issuers organized or located outside the United States, including in countries such as Japan, Spain, Canada, and the United Kingdom, as well as in emerging markets. The Fund’s investments may include common stock, convertible securities, master limited partnerships (“MLPs”) in the energy sector, and debt securities of infrastructure-related issuers when their attributes are, in Horizon’s view, attractive in terms of total return. The Fund may also engage in transactions in foreign currencies and invest in sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), to gain exposure to non-U.S. issuers.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of infrastructure-related companies, both U.S. and non-U.S. For purposes of this policy: (A) an infrastructure-related company is a company in at least one of these categories: (i) at least 50% of the company’s assets (excluding cash) are infrastructure-related assets; (ii) a company that attributes at least 50% of its gross income or net profits to, the ownership, management, construction, development, operation, use, creation, or financing of infrastructure assets; or (iii) or a company that is in one of the following industries: Energy, Telecommunication Services, or Utilities; (B) infrastructure assets are the physical structures and networks that provide essential services to society, including, but not limited to, transportation assets (such as railroads, toll roads, bridges, tunnels, airports, parking facilities, and seaports); utility assets (such as electric transmission and distribution lines, power generation facilities, oil, gas and water distribution and related midstream assets, communications networks and satellites, sewage treatment plants, and critical internet networks); and social assets (such as hospitals, courts, schools, correctional facilities, and subsidized housing); and, (C) equity securities include common and preferred stock, convertible securities, real estate investment trusts (“REITs”), depositary receipts (such as ADRs and GDRs), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in such securities.

The Fund intends to generally maintain a fully-invested posture. As such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added3 framework to select investments. Economic Value Added is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

Principal Risks of the Global Infrastructure Fund

Many factors affect the Global Infrastructure Fund’s performance. The Global Infrastructure Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Global Infrastructure Fund invests. The Global Infrastructure Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Global Infrastructure Fund.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Infrastructure-Related Company Investment Risk. The Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that, individually or collectively, may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies. In addition, infrastructure-related companies may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other challenges and the imposition of special tariffs and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

Sector and Focus Risk. The Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Fixed Income Securities Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Allocation Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs and GDRs, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Currency Risk. Foreign currency-linked investments risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) or lower (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Interest Rate Risk. When the Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates or dividend yields.

Municipal Obligations Risk. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

MLP Investment Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Global Infrastructure Fund by showing the Global Infrastructure Fund’s average calendar year returns since inception. The Average Annual Total Returns table shows how the Global Infrastructure Fund’s average annual returns compare with those of a broad measure of market performance. The Global Infrastructure Fund’s past performance, before and after taxes, is not necessarily an indication of how the Global Infrastructure Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Global Infrastructure Fund is the successor to the investment performance of the Predecessor Global Infrastructure Fund as a result of the reorganization of the Predecessor Global Infrastructure Fund into the Select Global Infrastructure on April 21, 2025. Accordingly, the performance information shown prior to April 21, 2025 is that of the Predecessor Global Infrastructure Fund. The Predecessor Select Global Infrastructure was advised by the Fund’s existing portfolio managers and had substantially the same investment objective, strategies and policies as the Global Infrastructure Fund.

Calendar Year Total Returns as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 14.74% (for the quarter ended September 30, 2024). The worst performance was -24.23% (for the quarter ended March 31, 2020).

The following performance table compares the Fund’s average annual total returns for the period indicated to those of a broad-based securities market index and a supplemental index. These indices are not actively managed and not available for direct investment.

For the periods ended December 31, 2025	One Year	Five Years	Since Inception*
Advisor Class*
Return Before Taxes	16.12%	9.11%	6.29%
Return After Taxes on Distributions	14.93%	8.09%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	9.99%	6.73%	4.45%
Investor Class*
Return Before Taxes	16.38%	9.52%	6.64%
Return After Taxes on Distributions	15.12%	8.32%	5.41%
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	6.97%	4.65%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	21.09%	12.15%	10.81%
S&P Global Infrastructure Index	21.54%	10.02%	6.79%

*	The inception date of the Global Infrastructure Predecessor Fund’s Investor Class (the Fund’s Advisor Class) and Institutional Class (the Fund’s Investor Class) shares is January 29, 2018.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Global Infrastructure Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries. The index covers approximately 85% of the free float adjusted market capitalization in each country.

The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon, has responsibility for the day-to-day management of the Global Infrastructure Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Select Equity Fund, including while portfolio manager to the Global Infrastructure Predecessor Fund, since December 2011.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Global Infrastructure Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Global Infrastructure Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Global Infrastructure Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Global Infrastructure Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Global Infrastructure Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Global Infrastructure Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Infrastructure Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Infrastructure Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.